

Butler National Corporation

Annual Meeting of Shareholders

Thursday – October 11, 2018
10:00 AM – Milburn Country Club – Overland Park, KS

Agenda

Fiscal Year 2018 Annual Meeting of Shareholders

1. CALL TO ORDER
2. DECLARATION OF A QUORUM
3. BUSINESS MEETING
4. RESULTS OF VOTING
5. ADJOURN
6. MANGEMENT DISCUSSION
7. MEETING CLOSES


LETTER TO S
Dear Shareholders,
The financial year under review

Securities and Exchange Commission
Annual Meeting of Shareholders

•Elect Two Directors for a Three (3) Year Term
R. Warren Wagoner
Clark D. Stewart

Ratify Selection of Auditors for Fiscal Year 2019
RBSM, LLP

•Advisory Vote on Compensation of Named Executives

VOTING TABULATION AND RESULTS



Thank you for your patience

Agenda

Fiscal Year 2018 Annual Meeting of Shareholders

COMPLETED ITEMS 1 THROUGH 3

4 RESULTS OF VOTING

5 ADJOURN BUSINESS MEETING

6 MANAGEMENT DISCUSSION

7 QUESTIONS?


LETTER TO S
Dear Shareholders,
The financial year under

Our Offices
Corporate – Avionics/Defense – Aircraft Modifications

OLATHE, KANSAS

1 Our corporate headquarters are located in a 9,000 square foot owned facility for office and storage space at 19920 West 161st Street, in Olathe, Kansas.



TEMPE, ARIZONA

2 Butler National Corporation has an office and manufacturing operations at 4654 South Ash Ave., Tempe, Arizona in a 16,110 square foot owned facility.



NEWTON, KANSAS

3 Avcon Industries, Inc. is located at 714 North Oliver Road, Newton, Kansas, in a 42,700 square foot leased facility of hangar and office space at the municipal airport in Newton, Kansas.



Business





- # AEROSPACE PRODUCTS

Aircraft Modification (Aircraft Modifications, Aircraft)

Classic Aviation Products

Avionics (Avionics)

Defense Contracting & Electronics
Classic Aviation Products

- # PROFESSIONAL SERVICES

Management Services (Gaming, Corporate)

Indian Gaming Management
Kansas State Owned Gaming - KELA
BHCMC and BNC Architecture & Civil Engineering

INTERNATIONAL

Aspects of Market


Social Network
Business
Networking
Globalization
Transportation

Butler National

34 International Markets

Last 5 years

- ALGERIA
- AUSTRALIA
- BOLIVIA
- BRAZIL
- BURKINA FASO
- CANADA
- CHILE
- COLOMBIA
- COSTA RICA
- DENMARK
- EL SALVADOR
- ETHIOPIA

- FRANCE
- GERMANY
- HONDURAS
- ICELAND
- INDIA
- INDONESIA
- ISRAEL
- ITALY
- KAZAKHSTAN
- LUXEMBURG
- MALAYSIA

- MEXICO
- NICARAGUA
- PANAMA
- PERU
- REP OF CHINA
- REP OF S. AFRICA
- SAUDI ARABIA
- SPAIN
- SWEDEN
- UKRAINE
- UNITED KINGDOM

Aircraft Modifications – Stage 3 Noise

Avcon Industries, Inc







Compliance Deadline December 31, 2015

--- EXPANDED OUR PARTS MANFACTURING AND REPAIR BUSINESS ---

The Avcon Noise Suppressor STC permits Learjet 20 series aircraft to comply with 14 CFR Part 25 and Part 36 Stage 3 noise limits





SA2300CE



SA2428CE + SA2429CE



Avcon offers provisions for up to 7 sensors, and our pod is designed to suit Most ISR Sensors. All the sensors inside the pod are attached to an STC approved Rail Payload Attachment that can be customized with mounting provisions for each specific piece or type of equipment (SIGINT antennae, Radar, EO/IR, IR/UVScanners and so on.)

This King Air ISR Radome can potentially be used with customized provisional structures to mount various systems such as:

- LRU, LiDAR, or Hyperspectral
- Belly Mounted Hardpoint Rail System with Loading Zones
- Synthetic Aperture Radar
- Transmissive Pod/Radome
- Retractable EO/IR or GMTI
- IR/UVScanner

The King Air 200 & B300 ISR Radome is also compatible with the AFT Camera ports (STC SA2429CE) and baggage compartment port (SA2428CE).



EASA Approval	YES
FAA Approval	YES
Applicable Aircraft	200 Series, 300 Series

*Diagrams are for illustrative purposes only and are not to scale. Aircraft pictured may vary slightly from applicable aircraft.

Aircraft Modifications
Avcon Industries, Inc



Aircraft Modifications
Avcon Industries, Inc








Product Support for Legacy Aircraft

Avcon Industries, Inc. – Newton, Kansas

Engineering Services



Diminishing Manufacturing Sources



Product Enhancements


N555

Keep Learjets airworthy & flying!

BOMBARDIER LEARJET




S/N

AVIONICS

Butler Avionics, Inc.

BUTLER AVIONICS INC

NEW AND USED PRODUCTS - INSTALLATIONS - SERVICE

Lear 24, 25, 28, 31, 35, 36, 55



Cessna 421



TBM 700



Lear 24, 25, 28, 31, 35, 36, 55



BUTLER NATIONAL
Tempe, Arizona

- Apache/Longbow & Blackhawk Helicopters
  - Gun Control, Testing Equipment, Cabling





BOOT HILL CASINO & RESORT

Dodge City, Kansas


Boot Hill
Casino & Resort




CASHIER


Boot Hill
Casino & Resort

In fiscal 2018 Boot Hill Casino received gross receipts for the State of Kansas of $40.6 million compared to $40.2 million in fiscal 2017, an increase of 1.0%.

Mandated fees, taxes and distributions reduced gross receipts by $13.4 million resulting in gaming revenue of $27.2 million in fiscal 2018 compared to $26.8 million in fiscal 2017, an increase of 2.0%.

COWBOY CAFE
BOOT HILL

FIRESIDES

SEC Form 8-K filed Today, Oct 11, 2018

Butler National Corporation Cautionary Statement



- The statements in this presentation may constitute "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements can often be identified by the use of forward-looking terminology, such as "could," "should," "will," "intended," "continue," "believe," "may," "expect," "hope," "anticipate," "goal," "forecast," "plan," "guidance" or "estimate" or the negative of these words, variations thereof or similar expressions. Forward-looking statements are not guarantees of future performance or results. They involve risks, uncertainties, and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements. In evaluating such statements, a number of risks, uncertainties and other factors could cause actual results, performance, financial condition, cash flows, prospects and opportunities to differ materially from those expressed in, or implied by, the forward-looking statements.
- These risks, uncertainties and other factors include those set forth in Item 1A (Risk Factors) of the Butler National Corporation Annual Report on Form 10-K for the fiscal year ended April 30, 2018.

SEC Form 8-K filed Today, Oct 11, 2018

Certain Economic Drivers for Business Segments



- Services – Gaming – BHCMC (Boot Hill)
  - Patrons feel at home and have fun at BHCR
  - Patron Attitude toward future of markets
  - Job satisfaction of BHCMC team members
  - Gas and Oil prices worldwide
  - Grain and Cattle prices worldwide
  - Weather West Texas north to Dakotas

SEC Form 8-K filed Today, Oct 11, 2018

Outlook for the future by business segment



- Services – BHCMC (BHCR) and other
  - Team members have ownership attitude
  - Marketing focus on Oklahoma competition
  - Marketing approach is resulting in actual revenue and profit growth over last 2 years
  - Need extension of contract in 7 years
  - Expansion of Gaming in Kansas is a risk

SEC Form 8-K filed Today, Oct 11, 2018
Key Economic Drivers for Business Segments



- Aerospace – Avcon – BAI – Tempe
  - Global Government Interests
  - Gas and Oil prices worldwide
  - Special Mission – Worldwide stability
  - Refreshment of current aircraft fleets
  - Regulatory/Air Traffic Control Mandates
  - Technical Advances in Avionics
  - Overall Attitude toward discretionary income/spending

SEC Form 8-K filed Today, Oct 11, 2018

Outlook for the future by business segment



- Aerospace – Avcon – BAI – Tempe
  - Backlogs are strong through spring 2019
  - Refreshment of Learjet 30 and 60 series is happening for Special Mission fleets
  - Regulatory Mandate related to ADS-B (in/out)
  - World wide market is asking for more ISR surveillance and defense support
  - Acquired ISR STCs Learjet 20 & 30 series

SEC Form 8-K filed Today, Oct 11, 2018

BHCMC option to purchase Facility Lease



- Actions are pending extension/renewal of the management contract with the State of Kansas
- Regardless, the closing will depend on many factors, including regional economic conditions in the market area and the availability of funds
- Bank is working on 5 yr note 15 yr amortization

SEC Form 8-K filed Today, Oct 11, 2018

Purchase of the minority interest in BHCMC



- 1st – Exercise the BHCMC option to buy Facility Lease – Action in process to exercise option
- 2nd – Negotiate a workable purchase and sale agreement at fair market value for the minority interest – No Action on the opportunity today
- 3rd – There can be no assurance that the transactions will happen in this sequence or happen at all

SEC Form 8-K filed Today, Oct 11, 2018

Make Gaming a public company



- The BOD is exploring alternatives for separating the gaming operation of the Company into a separate public company. Although there can be no assurances that this separation will take place, the separation may not take place until after the close of the exercise of the option to purchase the gaming property
- Funding is structured to allow this separation

SEC Form 8-K filed Today, Oct 11, 2018
2016 Equity Incentive Plan



- 2016 Equity Incentive Plan replaced expired Incentive Plans
- Board of Directors (BOD) believes that BNC should have retention program for all levels of employees
- Compensation Committee of BOD makes incentive award final determination
- Award is for performance and retention
- An outside consultant was hired to report to Compensation Committee of BOD - Report is planned to be updated
- Compensation Committee is considering possible awards and will make a recommendation to the BOD

SEC Form 8-K filed Today, Oct 11, 2018

Incentive 401(k) Match with BUKS stock



- Retirement Plan is a requirement for hiring and retention of employees in BNC segments
- Match encourages participation in the plan
- Stock match encourages loyalty to BNC team
- Active program to purchase stock to limit dilution
- Purchase procedure has allowed us to buy back 981,547 shares
- Last share match was 922,958 shares

QUESTIONS





THANK YOU!



Butler National Corporation

Annual Meeting of Shareholders

Thursday – October 11, 2018
10:00 AM – Milburn Country Club – Overland Park, KS